EXHIBIT 10(bb)








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                               CEL-SCI CORPORATION

                     Up to 7,000,000 Shares of Common Stock

                           PLACEMENT AGENCY AGREEMENT
                                                                    May 4, 2004

Wachovia Capital Markets, LLC
301 S. College Street
Charlotte, NC 28288-0630

Ladies and Gentlemen:

      CEL-SCI Corporation, a Colorado corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell up to 7,000,000 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), to certain investors (collectively, the "Investors"). The Company desires to engage as its Placement Agent Wachovia Capital Markets, LLC (the "Placement Agent") in connection with such issuance and sale. The Shares are described more fully in the Registration Statement (as hereinafter defined).

      The Company hereby confirms as follows its agreements with the Placement
Agent:

      1. Agreement to Act as Placement Agent; Placement of Shares. On the basis of the representations, warranties and agreements of the Company herein contained, and the subject to all the terms and conditions of this Agreement:

      (a) The Company hereby authorizes the Placement Agent to act as its exclusive agent to solicit offers for the purchase of all or part of the Shares from the Company in connection with the proposed offering of the Shares (the "Offering"). So long as this Agreement shall remain in effect, the Company shall not, without the prior consent of the Placement Agent, solicit or accept offers to purchase Shares otherwise than through the Placement Agent.

      (b) The Placement Agent agrees, as agent of the Company, to use its commercially reasonable efforts to solicit offers to purchase the Shares from the Company on the terms and subject to the conditions set forth in the Base Prospectus (as defined below), any Preliminary Prospectus (as defined below) and the Final Prospectus (as defined below). The Placement Agent shall make commercially reasonable efforts to assist the Company in obtaining performance by each Investor whose offer to purchase Shares has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to purchase any Shares for its own account and, in soliciting purchases of Shares, the Placement Agent shall act solely as the Company's agent and not as principal. Notwithstanding the foregoing and except as otherwise provided in Section 1(c), it is understood and agreed that the Placement Agent (or its respective affiliates) may, solely at its principal discretion and without any obligation to do so, purchase Shares as principal so long as the fact that such Placement Agent (or its affiliate) is a Investor is fully disclosed to the Company and the Company approves such purchase of Shares in accordance with Section 1(c).

      (c) Subject to the provisions of this Section 1, offers for the purchase of Shares may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Shares received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase the Shares and may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its discretion reasonable exercised, subject to providing prior notice to the Company, to reject any offer to purchase Shares received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

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      (d) The purchases of the Shares by the Investors shall be evidenced by the execution of Subscription Agreements, each substantially in the form attached hereto as Exhibit A, by each of the parties hereto.

      (e) As compensation for services rendered, on the Closing Date (as defined below) the Company shall pay to the Placement Agent, by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an amount equal to six percent (6%) of the gross proceeds received by the Company from the sale of the Shares on the Closing Date. In addition to the cash fees payable to the Placement Agent hereunder, the Company shall deliver to the Placement Agent, at and as a condition to closing of any Offering, warrants, substantially in the form attached hereto as Exhibit B (the "Offering Warrants"), pursuant to which the Placement Agent has the right to purchase Shares having an aggregate value equal to two percent (2%) of the aggregate gross proceeds raised in the Offering. The Offering Warrants shall:
(i) have an exercise price per share equal to one hundred twenty percent (120%) of the five (5) day volume weighted average price per share of the Common Stock for the five day period immediately prior to the Closing, subject to customary adjustments for splits, combinations, stock dividends and the like, which as of April 29, 2004 such exercise price was $1.36 per share; provided, however, that in no event will the exercise price exceed $2.00 per share, (ii) have a term of five years and be non-cancellable, (iii) upon exercise provide for the same rights and privileges as the Shares issued in the Offering and (iv) provide for a "net issuance" exercise feature and standard anti-dilution protections.

      (f) No Shares which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Shares shall have been delivered to the Investor thereof against payment by such Investor. If the Company shall default in its obligations to deliver Shares to a Investor whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

      Certificates evidencing the Shares, if requested by the Placement Agent, shall be in definitive form and shall be registered in such names and in such denominations as the Placement Agent shall request by written notice to the Company. In the absence of any request, the Shares shall be delivered in electronic form.

      2. Delivery and Payment. Delivery of and payment for the Shares shall be made at such time on such date as mutually agreed upon by the Placement Agent and the Company (such date and time of delivery and payment for the Shares being herein called the "Closing Date"). Delivery of the Shares shall be made to the Investors against payment therefor of the respective aggregate purchase prices of the Shares being sold by the Company by wire transfer payable in same-day funds to the accounts specified by the Company. Delivery of the Shares shall be made through the facilities of The Depository Trust Company unless the Placement Agent shall otherwise instruct.

      3. Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent that:

      (a) Registration Statement. The Company has filed with the Securities and Exchange Commission (the "Commission") a "shelf" registration statement on Form S-3 (Registration No. 333-111357), which has become effective, relating to the Shares, under the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Commission promulgated thereunder. The registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434(d) under the Act, is hereinafter referred to as the "Registration Statement." No stop order suspending the effectiveness of the Registration Statement has been issued and, to the Company's knowledge, no proceeding for that purpose has been initiated or threatened by the Commission. The Company proposes to file the Final Prospectus (as defined below) with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The Final Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, and which shall be deemed to include, the Prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective (the "Base Prospectus"), is hereinafter referred to as the "Final Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Placement Agent by the Company for use in connection with the offering and sale of the Shares which differs from the Final Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "Final Prospectus" shall be deemed to include such revised prospectus or prospectus

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supplement, as the case may be, from and after the time it is first provided to the Placement Agent for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Act is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the last to occur of the effective date of the Registration Statement, the date of the Preliminary Prospectus, or the date of the Final Prospectus, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Final Prospectus, as the case may be, and on or before the Closing Date, which is incorporated therein by reference and (ii) any such document so filed.

      (b) Registration Statement and Final Prospectus. When the Registration Statement became effective, upon the filing or first delivery to the Investors of the Final Prospectus, as of the date hereof, and at the Closing Date, the Registration Statement (and any post-effective amendment thereto) and the Final Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus), complied and will comply in all material respects with the Act and the Rules and Regulations, and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of the Final Prospectus) not misleading, and each Preliminary Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that no representation or warranty is made in this
Section 3(b) with respect to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any of the Placement Agent expressly for inclusion in any Preliminary Prospectus, the Registration Statement, or the Final Prospectus, or any amendment or supplement thereto, as stated in Section 7(b) hereof. The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares, other than the Registration Statement, the Preliminary Prospectus and the Final Prospectus.

      (c) Financial Statements. The consolidated financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and the Final Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly, in all material respects the financial position of the Company and its Subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year end adjustments), and the other financial information included or incorporated by reference in the Registration Statement and the Final Prospectus has been derived from the accounting records of the Company and its Subsidiaries and presents fairly the information shown thereby.

      (d) No Material Adverse Change. Except as set forth in or otherwise contemplated by the Registration Statement (exclusive of any amendment thereof) or the Final Prospectus (exclusive of any supplement thereto), since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Final Prospectus and prior to Closing, (i) there has not been any change in the capital stock of the Company (except for changes in the number of outstanding shares of Common Shares of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock outstanding on the date hereof) or long-term debt of the Company or of its Subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, consolidated financial position, stockholders' equity, or results of operations of the Company and its Subsidiaries taken as a whole (a "Material Adverse Change"); (ii) neither the Company nor its Subsidiaries have entered into any transaction or agreement, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole or incurred or

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will incur any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company and its Subsidiaries taken as a whole; and (iii) neither the Company nor its Subsidiaries have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the Prospectus.

      (e) Organization. The Company and its Subsidiaries are, and at the Closing Date will be, duly organized, validly existing as a corporation and in good standing under the laws of their respective jurisdictions of organization. The Company and its Subsidiaries are, and will be at the Closing Date, duly qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have, and at the Closing Date will have, all corporate power and authority necessary to own or hold their respective properties and to conduct their respective businesses as described in the Registration Statement and the Final Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would reasonably be expected to have a material adverse effect on or affecting the business, properties, management, consolidated financial position, stockholders' equity or results of operations of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect").

      (f) Capitalization. The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and, other than as disclosed in or contemplated by the Registration Statement or the Final Prospectus, are not subject to any preemptive or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Final Prospectus as of the dates referred to therein (other than the grant of additional options under the Company's existing stock option plans, or changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise or conversion of securities exercisable for, or convertible into, shares of Common Stock outstanding on the date hereof) and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Final Prospectus. The description of the securities of the Company in the Registration Statement and the Final Prospectus is, and at the Closing Date will be, complete and accurate in all material respects. Except as disclosed in or contemplated by the Registration Statement or the Final Prospectus, as of the date referred to therein, the Company did not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities.

      (g) Due Authorization and Enforceability. The Company has full legal power and authority to enter into this Agreement and the Subscription Agreements and to issue the Offering Warrants (together, the "Transaction Documents") and to consummate the transactions contemplated hereby and thereby. The Transaction Documents have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws and matters of public policy and except as such enforceability may be subject to the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and equitable principles of general applicability.

      (h) The Shares. The Shares have been duly authorized by the Company and will be validly issued, fully paid and nonassessable and will conform to the descriptions thereof in the Final Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights.

      (i) No Violation or Default. Neither the Company nor its Subsidiaries are
(i) in violation of its charter or by-laws or similar organizational documents;
(ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its Subsidiaries are a party or by which the Company or its Subsidiaries are bound or to which any of the property or assets of the Company or its Subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental

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or regulatory authority, except, in the case of each of clauses (ii) and (iii)
above, for any such violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (j) No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale by the Company of the Shares and the consummation by the Company of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its Subsidiaries are a party or by which the Company or its Subsidiaries are bound or to which any of the property or assets of the Company or its Subsidiaries are subject; (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or its Subsidiaries; or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (k) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale by the Company of the Shares and the consummation by the Company of the transactions contemplated by the Transaction Documents, except for the registration of the Shares under the Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or by the by-laws and rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the distribution of the Shares by the Placement Agent.

      (l) Legal Proceedings. There are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company's knowledge, any legal, governmental or regulatory investigations pending, to which the Company or its Subsidiaries are a party or to which any property of the Company or its Subsidiaries are the subject that, individually or in the aggregate, if determined adversely to the Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents; to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) to the Company's knowledge, there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Act to be described in the Final Prospectus that are not so described; and (ii) there are no contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement that are not so filed.

      (m) Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the Company and its Subsidiaries, are independent public accountants (the "Accountants") with respect to the Company and its Subsidiaries as required by the Act.

      (n) Title to Real and Personal Property. The Company and its Subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and claims except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real property leased by the Company and its Subsidiaries are held by them under valid, existing and enforceable leases, without any liens, restrictions, encumbrances or claims, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or its Subsidiaries or (B) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.

      (o) Title to Intellectual Property. To the best of the Company's knowledge, the Company and its Subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively,

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the "Intellectual Property"), necessary for the conduct of their respective businesses as conducted as of the date hereof, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Company and its Subsidiaries have not received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect.

      (p) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or its Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or its Subsidiaries, on the other, which is required by the Act to be disclosed in the Registration Statement and the Final Prospectus and is not so disclosed.

      (q) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares to be sold by the Company and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

      (r) Taxes. The Company and its Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith; and, except as otherwise disclosed in or contemplated by the Registration Statement or the Final Prospectus, no tax deficiency has been determined adversely to the Company or its Subsidiaries which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

      (s) Licenses and Permits. The Company and its Subsidiaries possess or have obtained all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Final Prospectus (the "Permits"), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as disclosed in or contemplated by the Registration Statement or the Final Prospectus, neither the Company nor its Subsidiaries have received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where such revocation or modification of any such Permit or the failure to obtain any such renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (t) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or its Subsidiaries exist or, to the knowledge of the Company, is threatened which would reasonably be expected to result in a Material Adverse Effect.

      (u) Compliance With Environmental Laws. The Company and its Subsidiaries
(i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Registration Statement and the Final Prospectus; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, or other approvals or any such liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (v) Compliance With ERISA. Each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its Subsidiaries have been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and

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regulations, including but not limited to ERISA and the Internal Revenue Code of
1986, as amended (the "Code"); no prohibited transaction, within the meaning of
Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of
Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

      (w) Accounting Controls. The Company and its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and its Subsidiaries are made known to the certifying officers by others within those entities, particularly during the period in which the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the quarter ended December 31, 2003 (such date, the "Evaluation Date"). The Company presented in its Form 10-Q for the quarter ended December 31, 2003 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal control over financial reporting (as such term is defined in Exchange Act Rules 13a-15 and 15d-15) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

      (x) Insurance. The Company and its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company reasonably believes are adequate for the conduct of its businesses as described in the Registration Statement and the Final Prospectus and the value of its properties or as is customary for companies engaged in similar businesses in similar industries.

      (y) No Unlawful Payments. Neither the Company nor its Subsidiaries has at any time during the last five years (i) used any corporate funds for any unlawful contribution to any candidate for public office; or (ii) made any payment to any federal or state government officer or official or other person charged with similar public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

      (z) No Broker's Fees. Neither the Company nor its Subsidiaries are a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or its Subsidiaries or the Placement Agent for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Shares.

      (aa) No Registration Rights. No person has the right to require the Company or its Subsidiaries to register any securities for sale under the Act by reason of the filing of the Registration Statement with the Commission or by reason of the issuance and sale of the Shares, except for rights which have been waived.

      (bb) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

      (cc) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange
Act) (a "Forward Looking Statement") contained in the Registration Statement and the Final Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. The Forward Looking Statements incorporated by reference in the Registration Statement and the Final Prospectus from the Company's Annual Report on Form 10-K for the year ended September 30, 2003 (i) are within the coverage of the safe harbor for forward looking statements set forth in Section 27A of the Act, Rule 175(b) under the Act,

Section 21E of the Exchange Act or Rule 3b-6 under the Exchange Act, as applicable, (ii) were made by the Company with a reasonable basis and in good faith and reflect the Company's good faith reasonable best estimate of the matters described therein, and (iii) have been prepared in accordance with Item 10 of Regulation S-K under the Act.

      (dd) Contracts. All material contracts to which the Company is a party have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, assuming the due authorization, execution and delivery by the counterparties thereto, and are enforceable against the Company in accordance with the terms thereof, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.

      (ee) Certificates. No statement, representation or warranty made in the certificate to be delivered to the Placement Agent pursuant to Section 6(g) below will be, when made, inaccurate, untrue or incorrect in any material respect.

      4. Further Agreements of the Company. The Company covenants and agrees with the Placement Agent that:

      (a) Effectiveness. The Registration Statement has become effective and the Company will file the Final Prospectus pursuant to Rule 424(b) within the prescribed time period and will provide a copy of such filing to the Placement Agent promptly following such filing.

      (b) Amendments or Supplements. The Company will not, during such period as the Final Prospectus would be required by law to be delivered in connection with sales of the Shares by an underwriter or dealer in connection with the offering contemplated by this Agreement, file any amendment or supplement to the Registration Statement or the Final Prospectus, except as required by law, unless a copy thereof shall first have been submitted to the Placement Agent within a reasonable period of time prior to the filing thereof and the Placement Agent shall not have reasonably objected thereto in good faith.

      (c) Notice to Placement Agent. The Company will notify the Placement Agent promptly, and will, if requested, confirm such notification in writing, (1) when any post-effective amendment to the Registration Statement becomes effective, but only during the period mentioned in Section 4(b); (2) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Final Prospectus or for additional information relating to or in connection with the sale of the Shares, but only during the period mentioned in Section 4(b); (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, but only during the period mentioned in Section 4(b); (4) of becoming aware of the occurrence of any event during the period mentioned in Section 4(b) that in the judgment of the Company makes any statement made in the Registration Statement or the Final Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or the Final Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading; and (5) of receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement in connection with the offering contemplated hereby, the Company will make every reasonable effort to obtain the withdrawal of any such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement, pursuant to Rule 430A, it will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Placement Agent promptly of all such filings.

      (d) Ongoing Compliance of the Prospectus. If, at any time when a Final Prospectus relating to the Shares is required to be delivered under the Act, the Company becomes aware of the occurrence of any event as a result of which the Final Prospectus, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, at any time to amend or supplement the Final Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Placement Agent and, subject to Section 4(b) hereof, will promptly prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Final Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agent, without charge, copies thereof in compliance with Section 4(e) below. The Company consents to the use of the Final Prospectus or any amendment or supplement thereto by the Placement Agent, and the Placement Agent agrees to provide to each Investor, prior to the Closing, a copy of the Final Prospectus and any amendments or supplements thereto.

      (e) Delivery of Copies. The Company will furnish to the Placement Agent and its counsel, without charge in New York City (i) one copy of the Registration Statement, including financial statements and schedules, and all exhibits thereto and (ii) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Final Prospectus or any amendment or supplement thereto as the Placement Agent may reasonably request.

      (f) Compliance with Undertakings. The Company will comply with all of the undertakings contained in the Registration Statement.

      (g) Blue Sky Compliance. Prior to the sale of the Shares to the Investors, the Company will cooperate with the Placement Agent and its counsel in connection with the registration or qualification of the Shares for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Placement Agent may reasonably request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

      (h) Use of Proceeds. The Company will apply the net proceeds from the offering and sale of the Shares in the manner set forth in the Final Prospectus under the caption "Use of Proceeds."

      (i) American Stock Exchange. The Company will use its best efforts to ensure that the Shares are listed on the American Stock Exchange at the time of the Closing.

      (j) Reports. For a period of three years from the Closing Date, the Company will furnish to the Placement Agent, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, other than any such reports or communications filed with the Commission pursuant to the Commission's EDGAR system.

      (k) Clear Market. For a period of 60 days after the date hereof, the Company will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Placement Agent, other than (i) the Shares to be sold hereunder, (ii) securities required to be issued pursuant to contractual obligations of the Company in effect as of the date hereof and disclosed to the Placement Agent or its counsel prior to the Closing; (iii) securities issued on a pro rata basis to all holders of a class of outstanding equity securities of the Company; (iv) securities issued in connection with strategic alliances or similar agreements; (v) equity securities issued pursuant to employee benefit or purchase plans in effect as of the date hereof; and (vi) options issued to new employees of the Company pursuant to the provisions of AMEX Rule 711(a).

      (l) Future Transactions. If, for a period of one (1) year following the Closing, the Company or any of its subsidiaries (i) decides to finance or refinance any indebtedness, the Placement Agent (or any affiliate designated by the Placement Agent) shall have the right to act as lead manager, placement agent or lead agent with respect to such financing or refinancing; or (ii) determines to raise funds by means of a public offering or a private placement of equity or debt securities, the Placement Agent shall have the right to act as lead book-running underwriter, initial purchaser or placement agent for such financing. Any decision by the Placement Agent or its affiliates to act as financial advisor in connection with any such disposition or acquisition or other such transaction, or as lead manager, lead underwriter, initial purchaser, placement agent or lead agent with respect to such financings or refinancings would be contained in separate agreements, which agreements would contain, among other things, provisions for customary fees for transactions of similar size and nature and indemnification of the Placement Agent. The agreements with respect to financings and refinancings would also include such conditions precedent as due diligence, current conditions and approval by requisite committees, as well as customary representations and warranties by the Company.

      5. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, and filing of the Registration Statement (including each pre- and post-effective amendment thereto) and exhibits thereto, each Preliminary Prospectus, the Final Prospectus and any amendment or supplement to the Final Prospectus, and the photocopying of copies thereof, (ii) the preparation and delivery of certificates representing the Shares, (iii) furnishing (including costs of shipping and mailing) such copies of the Registration Statement (including all pre- and post-effective amendments thereto), the Final Prospectus and any Preliminary Prospectus, and all amendments and supplements to the Final Prospectus, as may be requested for use in connection with the direct placement of the Shares, (iv) the listing of the Shares on the American Stock Exchange, (v) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(g), including the reasonable fees, disbursements and other charges of counsel to the Placement Agent in connection therewith and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (vi) fees, disbursements and other charges of counsel to the Company, (vii) fees and disbursements of the Accountants incurred in delivering the letter(s) described in Section 6(g) of this Agreement, (viii) the fees of the Escrow Agent and (ix) reasonable fees of counsel to the Placement Agent, with such fees not to exceed $75,000. In the event this Agreement is terminated, the Company shall reimburse the Placement Agent, upon request by the Placement Agent, for all of the Placement Agent's reasonable out-of-pocket costs and expenses in excess of $25,000.

      6. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder are subject to the following conditions:

      (a) (i) No stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceedings for that purpose shall be pending or threatened by any securities or other governmental authority (including, without limitation, the Commission),
(ii) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iii) after the date hereof no amendment or supplement to the Registration Statement or the Final Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agent and the Placement Agent did not reasonably object thereto in good faith.

      (b) Since the respective dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), (i) there shall not have been a Material Adverse Change, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement (exclusive of any amendment thereof) or the Final Prospectus (exclusive of any supplement thereto), and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement (exclusive of any amendment thereof) or the Prospectus (exclusive of any supplement thereto), if in the judgment of the Placement Agent any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares to Investors at the public offering price.

      (c) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which litigation or proceeding is reasonably expected by management to have a Material Adverse Effect.

      (d) Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

      (e) The Placement Agent shall have received an opinion, dated the Closing Date, of counsel to the Company substantially in the form attached hereto as Exhibit C.

      (f) Concurrently with the date of the Final Prospectus (but prior to the delivery thereof to any investor), the Accountants shall have furnished to the Placement Agent a letter, dated the date of its delivery (the "Original Letter"), addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters. At the Closing Date, the Accountants shall have furnished to the Placement Agent a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date.

      (g) At the Closing Date, there shall be furnished to the Placement Agent a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, each in his capacity as such, in form and substance reasonably satisfactory to the Placement Agent to the effect that each signer has carefully examined the Registration Statement and the Final Prospectus and that to each of such person's knowledge:

            (i) (A) As of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) the Final Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) no event has occurred as a result of which it is necessary to amend or supplement the Final Prospectus in order to make the statements therein not untrue or misleading in any material respect.

            (ii) Each of the representations and warranties of the Company contained in this Agreement are true and correct as if such representations and warranties were made on the Closing Date.

            (iii) Each of the covenants and agreements required in this Agreement to be performed by the Company on or prior to the Closing Date and each condition required herein to be fulfilled or complied with by the Company on or prior to the Closing Date has been duly performed, fulfilled or complied with, in all material respects.

            (iv) No stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission.

            (v) Subsequent to the date of the most recent financial statements in the Final Prospectus, there has been no material adverse change in the financial position or results of operations of the Company, except as set forth in or contemplated by the Prospectus.

      (h) The Shares shall be qualified for sale in such states as the Placement Agent may reasonably request and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not now so subject.

      (i) The Company shall have furnished or caused to be furnished to the Placement Agent such certificates, in addition to those specifically mentioned herein, as the Placement Agent may have reasonably requested as to the accuracy and completeness, at the Closing Date, of any statement in the Registration Statement or the Final Prospectus, as to the accuracy, at the Closing Date, of the representations and warranties of the Company, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Placement Agent.

      7. Indemnification and Contribution.

      (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Placement Agent as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus or the Final Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Placement Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement (or any amendment thereto), or in any Preliminary Prospectus or the Final Prospectus (or any amendment or supplement thereto);

      (b) Indemnification by the Placement Agent. The Placement Agent severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 7, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any Preliminary Prospectus or the Final Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus or the Final Prospectus (or any amendment or supplement thereto).

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to the Placement Agent shall be selected by the Placement Agent; and, counsel to the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Placement Agent, and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      8. Contribution. (a) If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other hand from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Placement Agent on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      (b) The relative benefits received by the Company on the one hand and the Placement Agent on the other hand in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Placement Agent, in each case as set forth on the cover of the Final Prospectus Supplement, bear to the aggregate initial public offering price of the Shares as set forth on such cover. The relative fault of the Company on the one hand and the Placement Agent on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      (c) The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Placement Agent was treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      (d) Notwithstanding the provisions of this Section 8, the Placement Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Placement Agent has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (f) For purposes of this Section 8, each person, if any, who controls the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Placement Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

      9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or controlling person, or by or on behalf of the Company, and shall survive delivery of the Shares to the Placement Agent.

      10. Termination of Agreement.

      (a) Termination by the Placement Agent. The Placement Agent may terminate this Agreement at any time and for any reason upon written notice to the Company.

      (b) Termination by the Company. The Company may terminate this Agreement for any reason upon 30 days prior written notice to the Placement Agent.

      (c) Liabilities. If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party except as provided in Section 5 hereof, and provided further that Sections 1, 7, 8 and 9 hereof shall survive such termination and remain in full force and effect.

      11. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and the Placement Agent set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of
(i) any investigation made by or on behalf of the Company, any of its officers or directors, the Placement Agent or any controlling person referred to in
Section 8 hereof and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 7, 8 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

      12. Successors. This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnification and contribution contained in Sections 7(a) and (d) of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Placement Agent and any person or persons who control the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnification and contribution contained in Sections 7 and 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, its employees and agents, and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Shares shall be deemed to be a successor Investor by reason merely of such purchase.

      13. Applicable Law. The validity and interpretations of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

      14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      15. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto as to the matters covered hereby and supersedes all prior understandings, written or oral, relating to such subject matter.

      Please confirm that the foregoing correctly sets forth the agreement between the Company and the Placement Agent.

                                Very truly yours,

                               CEL-SCI CORPORATION


                                 By:
                                          ------------------------
                                      Name:
                                     Title:

Confirmed as of the date first above mentioned:

WACHOVIA CAPITAL MARKETS, LLC



By:
      ------------------------
      Name:
      Title:

                                    Exhibit A

                             SUBSCRIPTION AGREEMENT

CEL-SCI Corporation
8229 Boone Blvd., Suite 802
Vienna, Virginia 22182



The undersigned (the "Investor") hereby confirms its agreement with you as follows:

1. This Subscription Agreement is made as of the date set forth below between CEL-SCI Corporation, a Colorado corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of up to ______________ shares (the "Shares") of the common stock of the Company, $.001 par value per share (the "Common Stock").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor _______ Shares at a purchase price of $____ per Share, or an aggregate purchase price of $____________________ (the "Purchase Price"), subject to the terms and conditions contained in the Placement Agent Agreement, dated as of April ___, 2004, between the Company and Wachovia Capital Markets, LLC. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.



                                          Dated as of:  April ___, 2004



                                                      [Investor Name]


                                          By:
                                             ---------------------------------
                                              Name:
                                              Title:

                                          Address:
                                                  ----------------------------





Agreed and Accepted:

CEL-SCI CORPORATION



By: ____________________________
     Name:
     Title:

7




                                    Exhibit B

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FOR NONPUBLIC OFFERINGS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, THESE SECURITIES MAY NOT BE SOLD, PLEDGED OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL FOR OR SATISFACTORY TO THE ISSUER, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.


               Void after 5:00 p.m. New York Time, on May 4, 2009


                WARRANT TO PURCHASE 76,642 SHARES OF COMMON STOCK


                                       OF

                               CEL-SCI CORPORATION


No. WCM-1

      This is to certify that, FOR VALUE RECEIVED, Wachovia Capital Markets, LLC or its registered assigns pursuant to Section (d) hereof ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from CEL- SCI, a Colorado corporation (the "Company"), 76,642 fully paid, validly issued and nonassessable shares of Common Stock, par value $.001 per share, of the Company ("Common Stock"), at the exercise price of $1.37 per share until May 4, 2009. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Common Stock as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

      (a) EXERCISE OF WARRANT; NOTIFICATION OF EXPIRATION DATE OF WARRANT. The Warrant may be exercised as to a minimum of 25,000 Warrant Shares at any time or from time to time, until 5:00 P.M. New York time on May 4, 2009 (the "Expiration Date"); provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. The Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed (with signature guaranteed if required by the Company or its stock transfer agent) and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form and any applicable taxes. The purchase price for any Warrant Shares purchased pursuant to the exercise of this Warrant shall be paid in full upon such exercise in cash or by certified or bank check payable to the order of the Company or if at the time of such exercise, the Company's common stock has been registered pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Act"), pursuant to a cashless exercise procedure whereby the Warrant Shares issued upon exercise of this Warrant will be sold with Holder receiving the difference between the Exercise Price and the sale price, in cash, and the Company receiving the Exercise Price for the Warrant Shares, in cash, or any combination of the foregoing methods of paying the Exercise Price. In the alternative, the Warrant may be exchanged for Warrant Shares as described in Section (j). As soon as practicable after each such exercise of the Warrants, but not later than ten (10) business days from the Date of Exercise (as defined below), the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or the Holder's designee, except in the case of a cashless exercise. If the Warrant should be exercised in part only, the Company shall, upon surrender of the Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder, subject to the provisions of Section
(c). In the event of a cash exercise, upon the date of receipt (the "Date of

Exercise") by the Company of the Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, together with the exercise price thereof and taxes as aforesaid in cash or certified or bank check and the investment letter described below, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder. In order to assure the availability of an exemption from registration under the federal or applicable state securities laws, the Company may condition the exercise of the Warrant upon the Holder delivering to the Company an investment letter in the form as customarily used by the Company from time to time in connection with the exercise of non-registered options and warrants which are issued by the Company. It is further understood that certificates for the Warrant Shares, if any, to be issued upon exercise of the Warrant may contain a restrictive legend in accordance with Section (h) hereof.

      (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants and shall also list that number of shares required for issuance and delivery upon exercise of the Warrants on the American Stock Exchange.

      (c) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the "current market value of a share," which shall be the last reported sale price of the Common Stock on the American Stock Exchange on the last business day prior to the Date of Exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on the American Stock Exchange.

      (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. The Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to Section (h) hereof, the Holder may transfer or assign the Warrant, in whole or in part and from time to time; provided, however, that the Warrant shall not be sold, transferred, assigned or hypothecated for a period of 180 days from May 4, 2004 except to officers or partners (not directors) of the Holder. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed (with signature guaranteed, if required by the Company or its stock transfer agent) and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided by or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonable satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor, date and amount. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the original Warrant shall be at any time enforceable by anyone.

      (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

      (f) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section (d), at least 15 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

      (g) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification or capital reorganization of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which merger the Company is the continuing corporation and which does not result in any reclassification or capital reorganization of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section (d) shall have the right thereafter by exercising the Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable by a holder of the number of shares of Common Stock for which this Warrant would have been exercisable immediately prior to such reclassification or capital reorganization and consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in the Warrant. The foregoing provisions of this Section (g) shall similarly apply to successive reclassifications or capital reorganizations of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

(h) SECURITIES LAW COMPLIANCE

            (1) The Holder of the Warrant, by acceptance hereof, acknowledges that the Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, transfer, assign or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof or conversion hereof except upon receipt by the Company of an opinion of counsel reasonably acceptable to the Company that registration under the Act or applicable state securities laws is not required or that compliance has been made with such registration requirements. Upon exercise of the Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

            (2) If appropriate, the Warrant and any Warrants issued upon exercise or substitution or upon assignment or transfer pursuant to Section (a) or Section (d), as the case may be, and all shares of Common Stock issued upon exercise hereof or conversion hereof shall be stamped or imprinted with legends setting forth the restrictions on transfer arising under applicable federal and state securities laws.

      (i) REGISTRATION RIGHTS UNDER THE SECURITIES ACT OF 1933

            (1) From the date of this Warrant and terminating on the seventh
(7th) anniversary hereof, the Company shall advise the Holder of the Warrant or of the Warrant Shares or any then Holder of Warrants or Warrant Shares (such persons being collectively referred to in this Section (i) as "Holders") by written notice at least 21 days prior to the filing of any registration statement (other than on Form S-4 or Form S-8 or any similar successor form not available for registration of the Warrant Shares) (a "Registration Statement") under the Act, covering an underwritten public offering of equity securities of the Company for sale to the public and shall use its reasonable best efforts to register in any such Registration Statement the number of Warrant Shares that the Holder shall notify the Company it desires to register within ten (10) business days after receipt of such notice and shall include in any such Registration Statement such information as may be required to permit a public offering of such Warrant Shares by the Company's underwriter(s); provided, however, that if the Company does not give the required notice, the Company shall be obligated to register on the Registration Statement all of the Warrant Shares then held by the Holders. The Company shall supply prospectuses and other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares. The Company shall bear the entire cost and expense of a registration of securities initiated by it under this Paragraph (1). The Holder shall, however, bear the fees of its own counsel and any transfer taxes and underwriting discounts or commissions applicable to the Warrant Shares sold by it. The Company may include other securities in any such Registration Statement. The Company shall do any and all other reasonable acts and things requested by Holder which may be necessary to enable the Holder to consummate the public sale or other disposition of the Warrant Shares, and furnish indemnification in the manner as set forth in Paragraph (2) (a) of this Section (i), but shall not be required to qualify as a foreign corporation or consent to service of process to qualify the Warrant Shares for sale under the securities laws of any state. The Holder shall furnish information and indemnification as set forth in Paragraph (2) (b) of this Section (i). All decisions as to whether and when to proceed with any Registration Statement shall be made solely by the Company.

            Notwithstanding the foregoing paragraph, in the event that there is an underwritten offering of the Company's securities offered pursuant to said Registration Statement, the Holder's shares shall be offered and sold upon such terms as the managing underwriter may determine and the underwriter(s) shall have the right to refuse to permit any Warrant Shares, or to limit the amount of Warrant Shares, to be sold by the Holder to such underwriter(s) as such underwriter(s) may determine in its (their) discretion, and the Holder shall refrain from selling such remainder of its Warrant Shares covered by such Registration Statement for the period of 180 days following the effective date and shall also refrain at any time when notified by the Company that an amendment or supplement to the prospectus is required. The Company shall not be obligated to keep any Registration Statement effective for a total of more than 90 days. The managing underwriter may condition any Holder's participation in such an underwritten public offering upon such Holder's execution of an underwriting agreement containing customary terms and conditions.

            (2) (a) Whenever pursuant to this Section (i) a Registration Statement relating to the Warrant Shares is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of Warrant Shares covered by such Registration Statement, amendment or supplement (such Holder being hereinafter called the "Distributing Holder"), and each person, if any who controls (within the meaning of the Act) the Distributing Holder, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder or any such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and, subject to Section 2(d), will reimburse the Distributing Holder and each such controlling person for any legal or other expenses reasonably incurred by the Distributing Holder and each controlling person for any legal or other expenses reasonably incurred by the Distributing Holder or such controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable (i) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary prospectus, final prospectus or amendment or supplement, in reliance upon and in conformity with written information furnished by the Distributing Holder, controlling person or underwriter for use in the preparation thereof and (ii) for amounts paid in settlement of any such losses, claims, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of the Company.

      (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said Registration Statement and such amendments and supplements thereto, each person, if any, who controls the Company (within the meaning of the Act) and the Company's underwriter(s) and each person, if any, who controls such underwriter(s) (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement, preliminary prospectus, final prospectus, or amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in said Registration Statement, preliminary prospectus, final prospectus or amendment or supplement, in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or underwriter or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

      (c) Promptly after receipt by an indemnified party under this Paragraph 2 of notice of the commencement of any action, such indemnified party hereunder will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party written notice of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 2, except to the extent that such indemnifying party is prejudiced by such omission.

      (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, the extent that it may wish, jointly with any other indemnifying party similarly notified to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

      (e) Except as otherwise provided in this Warrant, the Company's agreements with respect to Warrant Shares in this Section (i) shall continue in effect regardless of the exercise or surrender of the Warrant; provided, however, that these registration rights shall only inure to the benefit of a transferee of at least 20% of the total Warrant Shares evidenced by this Warrant.

      (f) A Holder shall not be entitled to exercise its registration rights hereunder if all Warrant Shares beneficially owned by that Holder may be sold pursuant to Rule 144(k) under the Act.

      (j) RIGHT TO CONVERT WARRANT INTO COMMON STOCK.

            (1) Right to Convert. The Holder shall have the right to require the Company to convert this Warrant as provided in this Section (j), into common stock (the "Net Conversion Right"). Upon exercise of the Net Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or of any other cash or consideration) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate "current market value of the shares" of Common Stock issuable upon exercise of this Warrant by (y) the "current market value of shares" of Common Stock.

            (2) Method of Exercise. The Net Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Net Conversion Right. Certificates for the shares of Common Stock issuable upon exercise of the Net Conversion Right shall be delivered to the Holder within ten (10) business days following the Company's receipt of this Warrant together with the aforesaid written statement.

            (3) Determination of Fair Market Value. For purposes of this Section
(j), current market value of a share of Common Stock as of a particular date (the "Determination Date") shall be determined in accordance with Section (c) of this Warrant.

      (k) AMENDMENTS. Neither the Warrant nor any term hereof may be changed, waived, discharged or terminated without the prior written consent of the Holder.

      (l) NO IMPAIRMENT. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be reasonably necessary in order to protect the rights of any Holder.

      (m) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware.

      (n) NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Holder, to Wachovia Capital Markets, LLC, 301
S. College Street, Charlotte, North Carolina, Attention: _________ or (b) if to the Company, to 8229 Boone Blvd., Suite 802, Vienna, Virginia 22182, or at such other address as to the Company shall have furnished to the Holder in writing.




                     [EXECUTION SIGNATURE ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, CEL-SCI Corporation has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  May ___, 2004

                                       CEL-SCI CORPORATION


                                       By:
                                         ------------------------------------

                                  PURCHASE FORM



                                                 Dated _______________, 200__


     The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing ______ shares of Common Stock of CEL-SCI Corporation, and hereby makes payment of $___________, in cash, in payment of the exercise price thereof.

     [The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing _____ shares of Common Stock and hereby authorizes you to deliver such shares of Common Stock for sale to ___________, and to retain from the proceeds of such sale $__________, in cash, in payment of the exercise price thereof and to remit to the undersigned the balance of such proceeds.]

-----------------


SECTION 1.  INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
    -------------------------------------------------------------------------
(Please typewrite or print in block letters)


Address
       ----------------------------------------------------------------------

Signature
         --------------------------------------------------------------------

                                 ASSIGNMENT FORM



FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers unto

Name   -----------------------------------------------------------------
(Please typewrite or print in block letters)


Address
       ----------------------------------------------------------------------

the right to purchase Common Stock of CEL SCI Corporation(the "Company"), represented by this Warrant to the extent of _________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ________________________ as Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


Date ___________, 200__

Signature
         ---------------------------

                                    Exhibit C

      The Company shall have requested and caused Hart & Trinen, L.L.P., counsel for the Company, to have furnished to the Placement Agent their opinion, dated the Closing Date and addressed to the Placement Agent, to the effect that:

      (a) each of the Company and its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, in which the failure to so qualify would have a Material Adverse Effect;

      (b) the Company's authorized equity capitalization is as set forth in the Final Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Final Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares to be issued and sold by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Placement Agent pursuant to this Agreement, will be fully paid and nonassessable; the Shares are duly listed, and admitted and authorized for trading, subject, in the case of the Shares to be issued and sold by the Company, to official notice of issuance, on the American Stock Exchange; the certificates for the Shares are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares; and, except as set forth in the Final Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

      (c) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in the Final Prospectus under "Business" and "Legal Proceedings" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

      (d) the Company and its Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Final Prospectus to be conducted;

      (e) to such counsel's knowledge (A) there are no rights of third parties to any Intellectual Property except as disclosed in the documents filed by the Company with the Securities and Exchange Commission; (B) there is no material infringement by third parties of any Intellectual Property; (C) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any Intellectual Property, and such counsel is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and such counsel is unaware of any facts which would form a reasonable basis for any such claim;
(E) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and such counsel is unaware of any other fact which would form a reasonable basis for any claim;
(F) there is no U.S. patent which contains claims that dominate any material Intellectual Property described in the Final Prospectus as being owned by or licensed to the Company or that interferes with any material issued or pending claims of any Intellectual Property; and (G) there is no prior art of which such counsel is aware that may render any U.S. patent held by the Company invalid or

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any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office;

      (f) the Registration Statement has become effective under the Act; any required filing of the Base Prospectus, any Preliminary Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Final Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that on the date the Registration Statement was last deemed amended or on the date the Registration Statement became effective, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion);

      (g) the Placement Agent Agreement and the Offering Warrants have been duly authorized, executed and delivered by the Company;

      (h) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

      (i) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required by the American Stock Exchange and under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Placement Agent in the manner contemplated in the Placement Agent Agreement and in the Final Prospectus and such other approvals (specified in such opinion) as have been obtained;

      (j) neither the issue and sale of the Shares by the Company, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, (1) the charter or by-laws of the Company or the Subsidiary, (2) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or the Subsidiary is a party or bound or to which its or their property is subject and which is filed as an exhibit to the Company's reports under the Exchange Act or (3) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties; except in all cases for conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, encumbrances and violations would not, individually or in the aggregate, have a Material Adverse Effect; and

      (k) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

      For purposes of this opinion, the term "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects or financial condition of the Company and which is material to the Company or other entities controlling or controlled by the Company or which is likely to materially hinder the performance by the Company of its obligations under the Placement Agent Agreement.

      In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Colorado, the State of Colorado or the Federal laws of the United States, to the

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extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Placement Agent and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus include any supplements thereto at the Closing Date.